EXHIBIT 10.7






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                         LOMAS MORTGAGE USA, INC.,
                                the Company


                                    and


                 TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                the Lender





                             6/94 AMENDMENT TO
                    3/94 SENIOR SECURED WORKING CAPITAL
                             CREDIT AGREEMENT




                               June 30, 1994

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
                               DEFINED TERMS


"3/94 Credit Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Company" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Credit Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
"Lender"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                             TABLE OF CONTENTS


PREAMBLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 11.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . 2
     11.13     ENTIRE AGREEMENT. . . . . . . . . . . . . . . . . . . . . 2

                             6/94 AMENDMENT TO
                    3/94 SENIOR SECURED WORKING CAPITAL
                             CREDIT AGREEMENT


PREAMBLE

     THIS 6/94 [second] AMENDMENT TO 3/94 SENIOR SECURED WORKING CAPITAL CREDIT AGREEMENT (the "6/94 Amendment to WCC Agreement") dated as of June 30, 1994 amending the 3/94 Senior Secured Working Capital Credit Agreement dated as of March 21, 1994 (the "3/94 Credit Agreement" and as it is hereby and may from time to time hereafter be supplemented, amended or restated the "Credit Agreement") between LOMAS MORTGAGE USA, INC. (the "Company"), a Connecticut corporation and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "Lender"), a national banking association,


                                WITNESSETH:

RECITALS:

     The Company has requested that the minimum Consolidated Net Worth negative covenant of the 3/94 Credit Agreement be amended to reduce the second element of the test for compliance specified in that covenant from $200,000,000 to $175,000,000, and the Lender has agreed to do so.

     The Sections of this 6/94 Amendment to WCC Agreement are numbered to correspond to those in the 3/94 Credit Agreement and are therefore not in sequential order. All capitalized terms used without definition in this Agreement that are defined in the 3/94 Credit Agreement have the same meanings here as there. All italicized capitalized terms used in the Credit Agreement, including this amendment of it, are defined in the 7/93 RL&S Agreement, and it is to be referred to for definitions of those terms.

AGREEMENTS:

     For good and valuable consideration, the receipt and sufficiency of which the Company and the Lender each acknowledge, they hereby agree as follows:

     The first sentence of Section 7 (titled "Negative Covenants") of the 3/94 Credit Agreement is amended in its entirety to henceforth read as follows:

     The Company hereby agrees with the Lender to keep, observe and perform the Company's negative covenants stated in the 7/93 RL&S Agreement to the same effect as if they were repeated herein verbatim and regardless of whether or not the 7/93 RL&S Agreement expires or is terminated before this Agreement, and to concurrently provide copies of all written materials required to be provided to the agent or the lenders thereunder to the Lender herein; provided that Section 7.4 of the 7/93 RL&S Agreement shall be deemed for purposes of this Agreement to read as follows from and after June 30, 1994:

               7.4 Consolidated Net Worth. Permit its
          Consolidated Net Worth to be less than the greater of
          (i) the amount required by FHA, FHLMC, FNMA, VA and GNMA at any and all times for maintaining the Company's status as an approved mortgagee, seller/ servicer, or issuer, or (ii) $175,000,000.

SECTION 11.  MISCELLANEOUS.

     11.13 ENTIRE AGREEMENT. THE 3/94 CREDIT AGREEMENT, AS AMENDED BY THE 3/31/94 AMENDMENT TO 3/94 SENIOR SECURED WORKING CAPITAL CREDIT AGREEMENT BETWEEN THE COMPANY AND THE LENDER DATED AS OF MARCH 31, 1994 AND AS FURTHER AMENDED BY THIS 6/94 AMENDMENT TO WCC AGREEMENT, THE WORKING CAPITAL NOTE AND THE OTHER CREDIT PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED effective as of the date first above written,

1600 Viceroy                       LOMAS MORTGAGE USA, INC.
Dallas, Texas  75235
Attention:  Mr. Paul Fletcher
            Senior Vice President and
            Assistant Treasurer
Telecopy No. (214) 879-7018        By:  /s/PAUL D. FLETCHER
                                        -----------------------------------
Telephone No. (214) 879-7010       Name:Paul D. Fletcher
                                        -----------------------------------
                                   Title:Senior Vice President and
                                          Assistant Treasurer
                                         ----------------------------------
                                                            (the "Company")




712 Main Street                    TEXAS COMMERCE BANK
Houston, Texas  77002                NATIONAL ASSOCIATION
Attention:  Carlotta M. Hudler
            Vice President
Telecopy No. (713) 216-2182        By:  /s/CARLOTTA M. HUDLER
                                        -----------------------------------
Telephone No. (713) 216-5298       Name:Carlotta M. Hudler
                                        -----------------------------------
                                   Title:Vice President
                                        -----------------------------------
                                                           (the "Lender")